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                                                                    EXHIBIT 99.1

                          ANNUAL SERVICER'S CERTIFICATE

                          FIRST NATIONAL BANK OF OMAHA

                               -------------------

                     FIRST BANKCARD MASTER CREDIT CARD TRUST

      The undersigned, duly authorized representatives of First National Bank of Omaha ("FNBO"), as Servicer pursuant to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002 (as amended and supplemented, the "Pooling and Servicing Agreement"), by and between FNBO, First National Funding LLC ("FNF"), as Transferor, and The Bank of New York, as trustee (the "Trustee"), do hereby certify that:

      1. FNBO is Servicer under the Pooling and Servicing Agreement. Capitalized terms used but not otherwise defined in this Certificate shall have the respective meanings assigned in or pursuant to the Pooling and Servicing Agreement.

      2. The undersigned are duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

      3. This Certificate is delivered pursuant to Section 3.05 of the Pooling and Servicing Agreement.

      4. A review of the activities of the Servicer during the twelve-month period ending on December 31, 2005, was conducted under the supervision of the undersigned officers.

      5. To the best knowledge of the undersigned, based on such review, the Servicer has fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing.

      6. (a) During such period, for each outstanding Series, the Servicer prepared the monthly reports required by Section 3.04(b) of the Pooling and Servicing Agreement and each other monthly report required by the applicable Supplement or other document (as described on Exhibit A to this Certificate) in accordance with Section 3.04(b) and the applicable provisions of each such Supplement or other document;

      (b) The amounts included in such reports agree with the computer records of the Servicer; and

      (c) The calculated amounts included in such reports are mathematically correct and made in accordance with the applicable definitions in the Pooling and Servicing Agreement and the other applicable Transaction Documents.

      7. The monthly reports required for each Series are as set forth on Exhibit A attached to this Certificate.

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      IN WITNESS WHEREOF, the undersigned have duly executed this certificate as of March 27, 2006.

                         FIRST NATIONAL BANK OF OMAHA, as Servicer

                         By  /s/ Karlyn Knieriem
                             -----------------------------------------
                         Name    Karlyn Knieriem
                         Title   Finance Officer


                         By  /s/ Timothy D. Hart
                             -----------------------------------------
                         Name    Timothy D. Hart
                         Title   Treasurer and Senior Vice President


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                                  EXHIBIT A TO
                          ANNUAL SERVICER'S CERTIFICATE

                                   AGREEMENTS

      1. Second Amended and Restated Pooling and Servicing Agreement, dated as of October 24, 2002, between First National Funding LLC, as transferor and servicer, and BONY, as trustee (as amended and supplemented, "PSA").

      2. Master Indenture, dated as of October 24, 2002, between First National Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee (as amended and supplemented, the "MI").

                              2005 MONTHLY REPORTS

SERIES 2000-1 (THROUGH OCTOBER 2005)

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to the Trustee, to the Series 2000-1 Supplement, dated as of June 30, 2000, as amended, to the PSA.

      2. Exhibit B, Monthly Payment Certificate Pursuant to Section 2.10 of the Loan Agreement, to the Loan Agreement, dated as of June 30, 2000, as amended, for the PSA.

      3. Exhibit C, Form of Monthly Status Report, to the Series 2000-1 Supplement, dated as of June 30, 2000, as amended, to the PSA.

SERIES 2002-1 (THROUGH OCTOBER 2005)

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2002-1 Indenture Supplement, dated as of October 24, 2002, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2002-1 Indenture Supplement, dated as of October 24, 2002, to the MI.

SERIES 2003-1

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2003-1 Indenture Supplement, dated as of March 20, 2003, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2003-1 Indenture Supplement, dated as of March 20, 2003, to the MI.

SERIES 2003-2

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2003-2 Indenture Supplement, dated as of November 17, 2003, to the MI.

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      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2003-2
Indenture Supplement, dated as of November 17, 2003, to the MI.

SERIES 2003-3

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the Series 2003-3 Indenture Supplement, dated as of December 17, 2003, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the Series 2003-3 Indenture Supplement, dated as of December 17, 2003, to the MI.

SERIES 2004-1

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Indenture Trustee, to the VFN Series 2004-1 Indenture Supplement, dated as of June 15, 2004, to the MI.

      2. Exhibit C, Form of Monthly Report to Noteholders, to the VFN Series 2004-1 Indenture Supplement, dated as of June 15, 2004, to the MI.

SERIES 2005-1 (FROM OCTOBER 2005)

      1. Exhibit B, Form of Monthly Payment Instructions and Notification to Trustee, to the Series 2005-1 Supplement dated as of October 17, 2005, to the PSA.

      2. Exhibit C, Form of Monthly Report to Certificateholders, to the Series 2005-1 Supplement, dated as of October 17, 2005 to the PSA.

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